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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 1 to CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 22, 2000


                           GREAT PLAINS SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)


MINNESOTA                          000-22703                45-0374871
(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                  File Number)             Identification No.)


                1701 S.W. 38th Street, Fargo, North Dakota 58103

                (Address of principal executive offices)   (Zip Code)


       Registrant's telephone number, including area code: (701) 281-0550

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This amendment is being filed to revise items (a) and (b) in item 7 in the initial filing of this form 8-K. Except as amended below, the form 8-K is unchanged.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Item 7(a)

No financial statements with respect to the acquisition of PWA Group, Limited are required to be filed as the acquisition did not meet the minimum 20% significant subsidiary conditions of Rule 3-05 of Regulation S-X.

Item 7(b)

No pro forma financial statements with respect to the acquisition of PWA Group, Limited are required to be filed as the acquisition did not meet the minimum 20% significant subsidiary conditions of Rule 3-05 of Regulation S-X.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 5, 2000                         GREAT PLAINS SOFTWARE, INC.



                                            BY /s/ Tami L. Reller
                                              ---------------------------------
                                            Name:  Tami L. Reller
                                            Chief Financial Officer